IN THE UNITED STATES BANKRUPTCY COURT

                         FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - -x
                             :
In re:                       :    Chapter 11
                             :
POLAROID CORPORATION,        :    Case No. 01-10864 (PJW)
         et al.,             :
                             :    Jointly Administered
         Debtors.            :
                             :
- - - - - - - - - - - - - - -x

               NOTICE OF FILING OF MONTHLY OPERATING REPORTS FOR
            PERIOD FROM SEPTEMBER 30, 2002 THROUGH NOVEMBER 3, 2002


         PLEASE TAKE NOTICE that on December 30, 2002, the debtors and debtors-in-possession in the above-captioned cases filed with the United States Bankruptcy Court for the District of Delaware the Monthly Operating Reports of Polaroid Corporation, et al., for the period from September 30, 2002 through November 3, 2002, attached hereto as Exhibit A (the "Monthly Operating Reports").

         PLEASE TAKE FURTHER NOTICE that contemporaneously herewith, copies of the Monthly Operating Reports were served on the parties set forth on Exhibit B attached hereto in the manner indicated thereon.

Dated:  Wilmington, Delaware
        December 30, 2002






                                    /s/Mark L. Desgrosseilliers
                                    ----------------------------------------
                                    Gregg M. Galardi (I.D. No. 2991)
                                    Mark L. Desgrosseilliers (I.D. No. 4083)
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                      & FLOM LLP
                                    One Rodney Square
                                    P.O. Box 636
                                    Wilmington, Delaware  19899-0636
                                    (302) 651-3000

                                            - and -

                                    Eric W. Kaup
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                        & FLOM (ILLINOIS)
                                    333 West Wacker Drive
                                    Chicago, Illinois 60606
                                    (312) 407-0700

                                    Attorneys for Debtors and
                                      Debtors-in-Possession

                                  EXHIBIT A



                     TRANSMITTAL OF FINANCIAL REPORTS AND
                       CERTIFICATION OF COMPLIANCE WITH
                 UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                       FOR PERIOD ENDED November 3, 2002



Debtors Names:                                              Case Number:

Polaroid Corporation                                        01-10864
Inner City, Inc.                                            01-10865
Polaroid Asia Pacific Limited                               01-10866
Polaroid Latin America Corp.                                01-10867
Polaroid Digital Solutions, Inc.                            01-10868
Polaroid Eyewear, Inc.                                      01-10869
Polaroid ID Systems, Inc.                                   01-10870
Polaroid Malaysia Limited                                   01-10871
PRD Capital, Inc.                                           01-10872
PRD Investment, Inc.                                        01-10874
International Polaroid Corporation                          01-10875
Mag-Media Ltd.                                              01-10876
PMC, Inc.                                                   01-10877
Polaroid Asia Pacific International, Inc.                   01-10878
Polaroid Dry Imaging, LLC                                   01-10879
Polaroid Eyewear FarEast, Inc.                              01-10881
Polaroid Memorial Drive, LLC                                01-10882
Sub Debt Partners Corp.                                     01-10883
Polaroid Online Services, Inc.                              01-10884
Polaroid Partners, Inc.                                     01-10885
Polint, Inc.                                                01-10886



As President of Primary PDC, Inc. (formerly Polaroid Corporation), I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

        Balance Sheet
        Statement of Cash Receipts and Cash Disbursements
        Statement of Postpetition Taxes


along with the debtor questionnaire and that this information has been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtors' financial activity for the period stated.

2) That the insurance as described in Section 3 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

3) That all post-petition taxes as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) That no professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (See Exhibit A for information on payments of professional fees paid in October 2002.)

Primary PDC, Inc. (formerly Polaroid Corporation) under my direction and supervision prepared the attached monthly report. Primary PDC, Inc. (formerly Polaroid Corporation) verifies that to the best of its knowledge, the information provided herein is true and correct. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.





Dated:   December 23, 2002                      /s/ K.R. Pond
                                                ----------------------
                                                Debtor in Possession

                                                Title: President

                                                Phone Number: (781) 386-2000

                             POLAROID CORPORATION
                             DEBTOR QUESTIONNAIRE
                                 October 2002


Must be completed each month                                    Yes    No

1.   Have any assets been sold or transferred outside the              No
     normal course of business this reporting period?
     If yes, provide an explanation below.

2.   Have any funds been disbursed from any account other              No
     than a debtor in possession account this reporting period? If yes, provide an explanation below.

         Note: All cash disbursements for the month of October 2002 were made in the Polaroid
         Corporation (renamed Primary PDC, Inc.) entity.
         No other cash disbursements were made in October
         2002 by the other Debtor companies.

3.   Have all postpetition tax returns been timely filed?       Yes(A)
     If no, provide an explanation below.

     (A) As previously reported in the December 2001 report to the Bankruptcy Court, Primary PDC, Inc.
     (formerly Polaroid Corporation), with the approval of the Court, sold its large government identification business assets to Digimarc Corporation ("Digimarc").
     In three states where the assets that were sold are located, Primary PDC, Inc. could be subject to a sales tax on the net book value of the assets.
     Digimarc has stated that they have applied to these three states to be a reseller of ID assets to a wholly owned LLC. If so, the three states would issue a resale certificate to Digimarc and they would send a copy of this certificate to Primary PDC, Inc. who would not have to pay a sales tax on the sale.

     As of the date of this report, Primary PDC, Inc. has not received any resale certificates from Digimarc.
     However, Digimarc has applied for them. Primary PDC, Inc. has filed the state sales tax returns for the period in question without remitting sales tax to the three states. Primary PDC, Inc. expects that this issue will be resolved shortly. If the states in question deny resale status to Digimarc, Primary PDC, Inc. would owe the three states approximately
     $600,000 plus interest. Although Primary PDC, Inc.
     believes such an outcome would be unlikely, Primary
     PDC, Inc. has sufficient cash to cover any adverse conclusion on this matter.

4.   Are workers compensation, general liability and other      Yes
     necessary insurance coverages in effect? If no, provide an explanation below.

                POLAROID CORPORATION                                                                                Exhibit A
          PROFESSIONAL FEE PAYMENT SUMMARY


PROFESSIONAL VENDOR                                    Nov, 2001  Dec, 2001  Jan, 2002 Feb, 2002  Mar, 2002  Apr, 2002 May, 2002
                                                       ---------  ---------  --------- ---------  ---------  --------- ---------

Skadden, Arps, Slate, Meagher & Flom (Illinois)                                                     $965,791
Zolfo Cooper, LLC                                                                        340,166     225,000   304,000   286,000
KPMG LLP                                                                                                                 320,269
Bingham Dana LLP
Dresdner Kleinwort Wasserstein, Inc.                                                                 335,796
Miller, Buckfire, Lewis
Donlin, Recano & Company, Inc.                             19,500                         85,611      25,000    30,000    55,000
Akin, Gump, Strauss, Hauer & Feld, L..L..P.                                                                    264,468
Young Conaway Stargatt & Taylor LLP
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.                                   351,399               130,000   125,000
Groom Law Group
McShane                                                                                                          9,666    20,479
Greenberg Traurig LLP
Buck Consultants
Wind Down Associates, LLC

                                                      --------------------------------------------------------------------------
      TOTAL PROFESSIONAL VENDOR                           $19,500         $0        $0  $777,176  $1,551,587  $738,134  $806,748
                                                      --------------------------------------------------------------------------


                                                      --------------------------------------------------------------------------
TOTAL ORDINARY COURSE PROFESSIONAL VENDOR                      $0         $0    $8,400        $0          $0        $0   $12,768
                                                      --------------------------------------------------------------------------

                                                      --------------------------------------------------------------------------
      TOTAL ALL PROFESSIONALS                                  $0         $0    $8,400  $777,176  $1,551,587  $738,134  $819,516
                                                      ==========================================================================


[Table Continued]

                POLAROID CORPORATION
          PROFESSIONAL FEE PAYMENT SUMMARY


PROFESSIONAL VENDOR                                    June, 2002  July, 2002 August, 2002 Sept, 2002  Oct, 2002
                                                       ----------  ---------- ------------ ----------  ---------

Skadden, Arps, Slate, Meagher & Flom (Illinois)                      $552,209   $1,049,686             $1,795,123
Zolfo Cooper, LLC                                          547,000    256,834      263,542     231,683    502,971
KPMG LLP                                                    14,953                  86,663                225,536
Bingham Dana LLP                                                                                           11,629
Dresdner Kleinwort Wasserstein, Inc.                                  711,204
Miller, Buckfire, Lewis                                                                                   481,767
Donlin, Recano & Company, Inc.                              98,000                 118,285      24,558     16,904
Akin, Gump, Strauss, Hauer & Feld, L..L..P.                324,000    214,532      111,431     387,916    416,558
Young Conaway Stargatt & Taylor LLP                                         0                              54,253
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.     130,000    378,601                             233,343
Groom Law Group                                            200,000                              27,510     63,644
McShane                                                                              4,966       2,989     12,296
Greenberg Traurig LLP
Buck Consultants                                                                                13,884     41,136
Wind Down Associates, LLC

                                                      ------------------------------------------------------------
      TOTAL PROFESSIONAL VENDOR                         $1,313,953 $2,113,380   $1,634,573    $688,540 $3,855,160
                                                      ------------------------------------------------------------


                                                      ------------------------------------------------------------
TOTAL ORDINARY COURSE PROFESSIONAL VENDOR                       $0         $0      $40,906     $91,785    $81,133
                                                      ------------------------------------------------------------

                                                      ------------------------------------------------------------
      TOTAL ALL PROFESSIONALS                           $1,313,953 $2,113,380   $1,675,479    $780,325 $3,936,293
                                                      ============================================================

                                                 Polaroid Corporation
                                     Statement of Cash Receipts and Disbursements
                                        Period September 30 - November 3, 2002
                                                   (in U.S. $'s)



                                     Beginning                                            Ending
                                       Book                     Transfers                  Book       Reconciling   Bank
Account Name            Account #     Balance      Receipts     In/(Out)   Disbursements  Balance        Items     Balance
------------            ---------    ---------     --------     ---------  -------------  -------     -----------  -------
Bank of New York        6903534891/$11,681,133.30

                        76001691637
Cash Receipts:

Account transfer

Tax/ escrow refunds                                $1,031.43

Interest                                           $9,062.69

Other recoveries                                 $866,028.47

Cash Disbursements:

Professional
 fee payments
 (See Exhibit A)                                                          $3,936,292.89

Management and
 transitional
 services                                                                    $35,337.34

Other payments made
 pursuant to an
 order of the Court                                                         $126,107.25

All other costs                                                              $51,948.07
                                  --------------  ----------- ----------- -------------- -------------- ----------  ------------

Account subtotal
 at 11/03/02                       $11,681,133.30 $876,122.59      $0.00  $4,149,685.55  $8,407,570.34   $3,312.50   $8,410,882.84


JP Morgan Chase
 Tax Escrow Account     507-895053  $4,019,600.22

Cash Receipts:

Interest                                            $4,283.90

Cash Disbursements:

Account transfer

Tax payments
                                  --------------  ----------- ----------- -------------- -------------- ----------  ------------


Account subtotal
 at 11/03/02                       $4,019,600.22    $4,283.90      $0.00          $0.00   $4,023,884.12      $0.00   $4,023,884.12

Balance at
 November 3, 2002                 $15,700,733.52  $880,406.49      $0.00  $4,149,685.55  $12,431,454.46  $3,312.50  $12,434,766.96
                                  ==============  =========== =========== ============== ============== ==========  ==============

CONSOLIDATED POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of November 3, 2002
(in U.S. $'s)



ASSETS

TOTAL CASH                                                       12,431,455

NET RECEIVABLES - THIRD PARTY                                     1,852,421
NET RECEIVABLES - INTERCOMPANY                                            -
NET INVENTORIES                                                           -
TOTAL PREPAID EXPENSES                                                    -

                                                        --------------------
TOTAL CURRENT ASSETS                                             14,283,876
                                                        --------------------

NET FIXED ASSETS                                                          -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANI                                   -
OTHER NONCURRENT ASSETS                                             462,226

TOTAL NON-CURRENT ASSETS                                            462,226

                                                        --------------------
TOTAL ASSETS                                                     14,746,102
                                                        ====================


LIABILITIES
POST-PETITION NOTES                                                       -
POST-PETITION PAYABLES - THIRD PARTY                              1,100,260
POST-PETITION PAYABLES - INTERCOMPANY                                     -
TOTAL POST-PETITION ACCRUALS                                        795,478

                                                        --------------------
TOTAL POST-PETITION CURRENT LIABILITIES                           1,895,738

TOTAL POST-PETITION NON-CURRENT LIABILITI                                 -

TOTAL PREPETITION LIABILITIES                                  860,978,847

                                                        --------------------
TOTAL LIABILITIES                                               862,874,585

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                         (848,128,483)

                                                        --------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                           14,746,102
                                                        ====================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of November 3, 2002
(in U.S. $'s)

                                                 Polaroid        Polaroid Latin     Polaroid Asia
                                               Corporation        America Corp.      Pacific Ltd.      Inner City, Inc.
ASSETS

TOTAL CASH                                           12,431,455                 -                  -                    -

NET RECEIVABLES - THIRD PARTY                         1,852,421                 -                  -                    -
NET RECEIVABLES - INTERCOMPANY                                -                 -                  -                    -
NET INVENTORIES                                               -                 -                  -                    -
TOTAL PREPAID EXPENSES                                        -                 -                  -                    -

                                           -------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                 14,283,876                 -                  -                    -
                                           -------------------------------------------------------------------------------

NET FIXED ASSETS                                              -                 -                  -                    -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANI              78,611,939                 -                  -                    -
OTHER NONCURRENT ASSETS                                 462,226                 -                  -                    -

TOTAL NON-CURRENT ASSETS                             79,074,165                 -                  -                    -

                                           -------------------------------------------------------------------------------
TOTAL ASSETS                                         93,358,041                 -                  -                    -
                                           ===============================================================================


LIABILITIES
POST-PETITION NOTES                                           -                 -                  -                    -
POST-PETITION PAYABLES - THIRD PARTY                  1,100,260                 -                  -                    -
POST-PETITION PAYABLES - INTERCOMPANY                         -                 -                  -                    -
TOTAL POST-PETITION ACCRUALS                            795,478                 -                  -                    -

                                           -------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES               1,895,738                 -                  -                    -

TOTAL POST-PETITION NON-CURRENT LIABILITI                     -                 -                  -                    -

TOTAL PREPETITION LIABILITIES                       859,600,046           202,165             64,705               77,106

                                           -------------------------------------------------------------------------------
TOTAL LIABILITIES                                   861,495,784           202,165             64,705               77,106

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)             (768,137,743)         (202,165)           (64,705)             (77,106)

                                           -------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)               93,358,041                 0                  -                    -
                                           ===============================================================================



[Table Continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of November 3, 2002
(in U.S. $'s)

                                              Polaroid       Polaroid Digital       Polaroid ID           Polaroid
                                            Eyewear, Inc.    Solutions, Inc.       Systems, Inc.       Malaysia, Ltd.
ASSETS

TOTAL CASH                                               -                    -                   -                     -

NET RECEIVABLES - THIRD PARTY                            -                    -                   -                     -
NET RECEIVABLES - INTERCOMPANY                           -                    -                   -                     -
NET INVENTORIES                                          -                    -                   -                     -
TOTAL PREPAID EXPENSES                                   -                    -                   -                     -

                                           --------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                     -                    -                   -                     -
                                           --------------------------------------------------------------------------------

NET FIXED ASSETS                                         -                    -                   -                     -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANI                  -                    -                   -                     -
OTHER NONCURRENT ASSETS                                  -                    -                   -                     -

TOTAL NON-CURRENT ASSETS                                 -                    -                   -                     -

                                           --------------------------------------------------------------------------------
TOTAL ASSETS                                             -                    -                   -                     -
                                           ================================================================================


LIABILITIES
POST-PETITION NOTES                                      -                    -                   -                     -
POST-PETITION PAYABLES - THIRD PARTY                     -                    -                   -                     -
POST-PETITION PAYABLES - INTERCOMPANY                    -                    -                   -                     -
TOTAL POST-PETITION ACCRUALS                             -                    -                   -                     -

                                           --------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                  -                    -                   -                     -

TOTAL POST-PETITION NON-CURRENT LIABILITI                -                    -                   -                     -

TOTAL PREPETITION LIABILITIES                            -                    -             828,812               199,078

                                           --------------------------------------------------------------------------------
TOTAL LIABILITIES                                        -                    -             828,812               199,078

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                   -                    -            (828,812)             (199,078)

                                           --------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                   -                    -                   -                     -
                                           ================================================================================


[Table Continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of November 3, 2002
(in U.S. $'s)

                                               Sub Debt                 PRD                 PRD          Polaroid Memorial
                                            Partners Corp.        Investment, Inc.     Capital, Inc.         Drive LLC
ASSETS

TOTAL CASH                                                   -                      -               -                       -

NET RECEIVABLES - THIRD PARTY                                -                      -               -                       -
NET RECEIVABLES - INTERCOMPANY                               -                      -               -                       -
NET INVENTORIES                                              -                      -               -                       -
TOTAL PREPAID EXPENSES                                       -                      -               -                       -

                                         -------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                         -                      -               -                       -
                                         -------------------------------------------------------------------------------------

NET FIXED ASSETS                                             -                      -               -                       -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANI                      -                      -               -                       -
OTHER NONCURRENT ASSETS                                      -                      -               -                       -

TOTAL NON-CURRENT ASSETS                                     -                      -               -                       -

                                         -------------------------------------------------------------------------------------
TOTAL ASSETS                                                 -                      -               -                       -
                                         =====================================================================================


LIABILITIES
POST-PETITION NOTES                                          -                      -               -                       -
POST-PETITION PAYABLES - THIRD PARTY                         -                      -               -                       -
POST-PETITION PAYABLES - INTERCOMPANY                        -                      -               -                       -
TOTAL POST-PETITION ACCRUALS                                 -                      -               -                       -

                                         -------------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                      -                      -               -                       -

TOTAL POST-PETITION NON-CURRENT LIABILITI                    -                      -               -                       -

TOTAL PREPETITION LIABILITIES                              673                      -               -                       -

                                         -------------------------------------------------------------------------------------
TOTAL LIABILITIES                                          673                      -               -                       -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                    (673)                     -               -                       -

                                         -------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                       -                      -               -                       -
                                         =====================================================================================

[Table Continued]

POLAROID CORPORATION AND DEBTOR SUBSID
Statement of Financial Position
As of November 3, 2002
(in U.S. $'s)
                                                                               Polaroid Asia
                                             Polaroid                             Pacific                         International
                                          Partners, Inc.    Polint, Inc.    International, Inc.    PMC, Inc.     Polaroid Corp.
ASSETS

TOTAL CASH                                               -               -                      -            -                   -

NET RECEIVABLES - THIRD PARTY                            -               -                      -            -                   -
NET RECEIVABLES - INTERCOMPANY                           -               -                      -            -                   -
NET INVENTORIES                                          -               -                      -            -                   -
TOTAL PREPAID EXPENSES                                   -               -                      -            -                   -

                                         -----------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                     -               -                      -            -                   -
                                         -----------------------------------------------------------------------------------------

NET FIXED ASSETS                                         -               -                      -            -                   -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANI                  -               -                      -            -                   -
OTHER NONCURRENT ASSETS                                  -               -                      -            -                   -

TOTAL NON-CURRENT ASSETS                                 -               -                      -            -                   -

                                         -----------------------------------------------------------------------------------------
TOTAL ASSETS                                             -               -                      -            -                   -
                                         =========================================================================================


LIABILITIES
POST-PETITION NOTES                                      -               -                      -            -                   -
POST-PETITION PAYABLES - THIRD PARTY                     -               -                      -            -                   -
POST-PETITION PAYABLES - INTERCOMPANY                    -               -                      -            -                   -
TOTAL POST-PETITION ACCRUALS                             -               -                      -            -                   -

                                         -----------------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                  -               -                      -            -                   -

TOTAL POST-PETITION NON-CURRENT LIABILITI                -               -                      -            -                   -

TOTAL PREPETITION LIABILITIES                            -               -                  6,034          228                   -

                                         -----------------------------------------------------------------------------------------
TOTAL LIABILITIES                                        -               -                  6,034          228                   -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                   -               -                 (6,034)        (228)                  -

                                         -----------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                   -               -                      -            -                   -
                                         =========================================================================================

[Table Continued]

POLAROID CORPORATION AND DEBTOR SUBSIDI
Statement of Financial Position
As of November 3, 2002
(in U.S. $'s)
                                                                                                      Polaroid
                                            MagMedia,       Polaroid Eyewear      Polaroid Dry         Online
                                             Limited         Far East Inc.        Imaging LLC      Services, Inc.
ASSETS

TOTAL CASH                                             -                      -                -                   -

NET RECEIVABLES - THIRD PARTY                          -                      -                -                   -
NET RECEIVABLES - INTERCOMPANY                         -                      -                -                   -
NET INVENTORIES                                        -                      -                -                   -
TOTAL PREPAID EXPENSES                                 -                      -                -                   -

                                         -------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                   -                      -                -                   -
                                         -------------------------------------------------------------------------------

NET FIXED ASSETS                                       -                      -                -                   -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES              -                      -                -                   -
OTHER NONCURRENT ASSETS                                -                      -                -                   -

TOTAL NON-CURRENT ASSETS                               -                      -                -                   -

                                         -------------------------------------------------------------------------------
TOTAL ASSETS                                           -                      -                -                   -
                                         ===============================================================================


LIABILITIES
POST-PETITION NOTES                                    -                      -                -                   -
POST-PETITION PAYABLES - THIRD PARTY                   -                      -                -                   -
POST-PETITION PAYABLES - INTERCOMPANY                  -                      -                -                   -
TOTAL POST-PETITION ACCRUALS                           -                      -                -                   -

                                         -------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                -                      -                -                   -

TOTAL POST-PETITION NON-CURRENT LIABILITI              -                      -                -                   -

TOTAL PREPETITION LIABILITIES                          -                      -                -                   -

                                         -------------------------------------------------------------------------------
TOTAL LIABILITIES                                      -                      -                -                   -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                 -                      -                -                   -

                                         -------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                 -                      -                -                   -
                                         ===============================================================================

[Table Continued]

POLAROID CORPORATION AND DEBTOR SUBSIDI
Statement of Financial Position
As of November 3, 2002
(in U.S. $'s)


                                               Subtotal          US Adjustments       Eliminations            Total
ASSETS

TOTAL CASH                                         12,431,455                     -                 -            12,431,455

NET RECEIVABLES - THIRD PARTY                       1,852,421                     -                 -             1,852,421
NET RECEIVABLES - INTERCOMPANY                              -                     -                 -                     -
NET INVENTORIES                                             -                     -                 -                     -
TOTAL PREPAID EXPENSES                                      -                     -                 -                     -

                                         -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                               14,283,876                     -                 -            14,283,876
                                         -----------------------------------------------------------------------------------

NET FIXED ASSETS                                            -                     -                 -                     -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANI            78,611,939           (78,461,939)         (150,000)                   (0)
OTHER NONCURRENT ASSETS                               462,226                     -                 -               462,226

TOTAL NON-CURRENT ASSETS                           79,074,165           (78,461,939)         (150,000)              462,226

                                         -----------------------------------------------------------------------------------
TOTAL ASSETS                                       93,358,041           (78,461,939)         (150,000)           14,746,102
                                         ===================================================================================


LIABILITIES
POST-PETITION NOTES                                         -                     -                 -                     -
POST-PETITION PAYABLES - THIRD PARTY                1,100,260                     -                 -             1,100,260
POST-PETITION PAYABLES - INTERCOMPANY                       -                     -                 -                     -
TOTAL POST-PETITION ACCRUALS                          795,478                     -                 -               795,478

                                         -----------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES             1,895,738                     -                 -             1,895,738

TOTAL POST-PETITION NON-CURRENT LIABILITI                   -                     -                 -                     -

TOTAL PREPETITION LIABILITIES                     860,978,847                     -                 -           860,978,847

                                         -----------------------------------------------------------------------------------
TOTAL LIABILITIES                                 862,874,585                     -                 -           862,874,585

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)           (769,516,544)          (78,461,939)         (150,000)         (848,128,483)

                                         -----------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)             93,358,041           (78,461,939)         (150,000)           14,746,102
                                         ===================================================================================


POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of November 3, 2002
(in U.S. $'s)

                                                Polaroid          Polaroid Latin       Polaroid Asia
                                               Corporation        America Corp.        Pacific Ltd.        Inner City, Inc.

                                           ----------------------------------------------------------------------------------

CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                 17,858,030                    -                   -                      -
     Non-Interest Overdrafts                             -                    -                   -                      -
     Current Long-Term Debt                    573,900,990                    -                   -                      -
                                           ----------------------------------------------------------------------------------
PRE-PETITION NOTES                             591,759,019                    -                   -                      -

Pre-Petition Payables
     Trade Accounts Payable                     58,663,695              162,520                   -                 77,106
     Interco Payables-US to Foreign                      -                    -                   -                      -
     Interco Payables-Foreign to US                      -                    -                   -                      -
     Interco Payables-Domestic Subs                      -                    -                   -                      -
     Interco Payables-Foreign Subs                       -                    -                   -                      -
                                           ----------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                     58,663,695              162,520                   -                 77,106

Pre-Petition Accruals:
     Reserve Restructuring                      11,452,323                    -                   -                      -
     Accrued Payroll & Related Expenses          8,692,842                    -              64,705                      -
     Accrued Tax & Gov't Accounts                        -                    -                   -                      -
     Accrued Income Taxes                          (17,456)                   -                   -                      -
     Deferred Income Tax - Current                       -                    -                   -                      -
     Accrued Warranty                                    -                    -                   -                      -
     Other Accrued Liabilities                  48,992,819               31,007                   -                      -
     Post-Retirement Medical                             -                    -                   -                      -
     Post-Employment Benefits                            -                    -                   -                      -
     Other Accrued Taxes                        11,984,603                    -                   -                      -
                                           ----------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                     81,105,132               31,007              64,705                      -

                                           ----------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES         731,527,846              193,527              64,705                 77,106
                                           ----------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                             -                    -                   -                      -
     Post-Employment Benefits                   31,510,165                    -                   -                      -
     Long-Term Debt                                      -                    -                   -                      -
     Deferred Taxes                              1,891,782                8,639                   -                      -
     Other                                      94,670,253                    -                   -                      -
                                           ----------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES     128,072,199                8,639                   -                      -

                                           ----------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                 859,600,046              202,165              64,705                 77,106
                                           ==================================================================================


[Table Continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY C
Schedule of Pre-petition Liabilities
As of November 3, 2002
(in U.S. $'s)

                                                  Polaroid           Polaroid Digital         Polaroid ID            Polaroid
                                                Eyewear, Inc.        Solutions, Inc.         Systems, Inc.        Malaysia, Ltd.

                                          ----------------------------------------------------------------------------------------

CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                            -                        -                    -                     -
     Non-Interest Overdrafts                               -                        -                    -                     -
     Current Long-Term Debt                                -                        -                    -                     -
                                          ----------------------------------------------------------------------------------------
PRE-PETITION NOTES                                         -                        -                    -                     -

Pre-Petition Payables
     Trade Accounts Payable                                -                        -              614,635                     -
     Interco Payables-US to Foreign                        -                        -                    -                     -
     Interco Payables-Foreign to US                        -                        -                    -                     -
     Interco Payables-Domestic Subs                        -                        -                    -                     -
     Interco Payables-Foreign Subs                         -                        -                    -                     -
                                          ----------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                -                        -              614,635                     -

Pre-Petition Accruals:
     Reserve Restructuring                                 -                        -                    -                     -
     Accrued Payroll & Related Expenses                    -                        -                    -                     -
     Accrued Tax & Gov't Accounts                          -                        -                    -                     -
     Accrued Income Taxes                                  -                        -              214,177               199,078
     Deferred Income Tax - Current                         -                        -                    -                     -
     Accrued Warranty                                      -                        -                    -                     -
     Other Accrued Liabilities                             -                        -                    -                     -
     Post-Retirement Medical                               -                        -                    -                     -
     Post-Employment Benefits                              -                        -                    -                     -
     Other Accrued Taxes                                   -                        -                    -                     -
                                          ----------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                -                        -              214,177               199,078

                                          ----------------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                     -                        -              828,812               199,078
                                          ----------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                               -                        -                    -                     -
     Post-Employment Benefits                              -                        -                    -                     -
     Long-Term Debt                                        -                        -                    -                     -
     Deferred Taxes                                        -                        -                    -                     -
     Other                                                 -                        -                    -                     -
                                          ----------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                 -                        -                    -                     -

                                          ----------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                             -                        -              828,812               199,078
                                          ========================================================================================

[Table Continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY C
Schedule of Pre-petition Liabilities
As of November 3, 2002
(in U.S. $'s)

                                                   Sub Debt                  PRD                   PRD         Polaroid Memorial
                                                Partners Corp.        Investment, Inc.        Capital, Inc.        Drive LLC

                                          ----------------------------------------------------------------------------------------

CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                             -                         -                 -                       -
     Non-Interest Overdrafts                                -                         -                 -                       -
     Current Long-Term Debt                                 -                         -                 -                       -
                                          ----------------------------------------------------------------------------------------
PRE-PETITION NOTES                                          -                         -                 -                       -

Pre-Petition Payables
     Trade Accounts Payable                                 -                         -                 -                       -
     Interco Payables-US to Foreign                         -                         -                 -                       -
     Interco Payables-Foreign to US                         -                         -                 -                       -
     Interco Payables-Domestic Subs                         -                         -                 -                       -
     Interco Payables-Foreign Subs                          -                         -                 -                       -
                                          ----------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                 -                         -                 -                       -

Pre-Petition Accruals:
     Reserve Restructuring                                  -                         -                 -                       -
     Accrued Payroll & Related Expenses                     -                         -                 -                       -
     Accrued Tax & Gov't Accounts                           -                         -                 -                       -
     Accrued Income Taxes                                   -                         -                 -                       -
     Deferred Income Tax - Current                          -                         -                 -                       -
     Accrued Warranty                                       -                         -                 -                       -
     Other Accrued Liabilities                            673                         -                 -                       -
     Post-Retirement Medical                                -                         -                 -                       -
     Post-Employment Benefits                               -                         -                 -                       -
     Other Accrued Taxes                                    -                         -                 -                       -
                                          ----------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                               673                         -                 -                       -

                                          ----------------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                    673                         -                 -                       -
                                          ----------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                -                         -                 -                       -
     Post-Employment Benefits                               -                         -                 -                       -
     Long-Term Debt                                         -                         -                 -                       -
     Deferred Taxes                                         -                         -                 -                       -
     Other                                                  -                         -                 -                       -
                                          ----------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                  -                         -                 -                       -

                                          ----------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                            673                         -                 -                       -
                                          ========================================================================================

[Table Continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY C
Schedule of Pre-petition Liabilities
As of November 3, 2002
(in U.S. $'s)
                                                                                          Polaroid Asia
                                                    Polaroid                                 Pacific
                                                 Partners, Inc.      Polint, Inc.      International, Inc.      PMC, Inc.

                                          -----------------------------------------------------------------------------------

CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                              -                 -                        -              -
     Non-Interest Overdrafts                                 -                 -                        -              -
     Current Long-Term Debt                                  -                 -                        -              -
                                          -----------------------------------------------------------------------------------
PRE-PETITION NOTES                                           -                 -                        -              -

Pre-Petition Payables
     Trade Accounts Payable                                  -                 -                        -              -
     Interco Payables-US to Foreign                          -                 -                        -              -
     Interco Payables-Foreign to US                          -                 -                        -              -
     Interco Payables-Domestic Subs                          -                 -                        -              -
     Interco Payables-Foreign Subs                           -                 -                        -              -
                                          -----------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                  -                 -                        -              -

Pre-Petition Accruals:
     Reserve Restructuring                                   -                 -                        -              -
     Accrued Payroll & Related Expenses                      -                 -                    6,034              -
     Accrued Tax & Gov't Accounts                            -                 -                        -              -
     Accrued Income Taxes                                    -                 -                        -            228
     Deferred Income Tax - Current                           -                 -                        -              -
     Accrued Warranty                                        -                 -                        -              -
     Other Accrued Liabilities                               -                 -                        -              -
     Post-Retirement Medical                                 -                 -                        -              -
     Post-Employment Benefits                                -                 -                        -              -
     Other Accrued Taxes                                     -                 -                        -              -
                                          -----------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                  -                 -                    6,034            228

                                          -----------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                       -                 -                    6,034            228
                                          -----------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                 -                 -                        -              -
     Post-Employment Benefits                                -                 -                        -              -
     Long-Term Debt                                          -                 -                        -              -
     Deferred Taxes                                          -                 -                        -              -
     Other                                                   -                 -                        -              -
                                          -----------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                   -                 -                        -              -

                                          -----------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                               -                 -                    6,034            228
                                          ===================================================================================

[Table Continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY C
Schedule of Pre-petition Liabilities
As of November 3, 2002
(in U.S. $'s)

                                             Internationa       Mag Media,         Polaroid Eyewear         Polaroid Dry
                                             olaroid Cor         Limited            Far East Inc.           Imaging LLC

                                           -----------------------------------------------------------------------------------

CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                        -                 -                         -                   -
     Non-Interest Overdrafts                           -                 -                         -                   -
     Current Long-Term Debt                            -                 -                         -                   -
                                           -----------------------------------------------------------------------------------
PRE-PETITION NOTES                                     -                 -                         -                   -

Pre-Petition Payables
     Trade Accounts Payable                            -                 -                         -                   -
     Interco Payables-US to Foreign                    -                 -                         -                   -
     Interco Payables-Foreign to US                    -                 -                         -                   -
     Interco Payables-Domestic Subs                    -                 -                         -                   -
     Interco Payables-Foreign Subs                     -                 -                         -                   -
                                           -----------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                            -                 -                         -                   -

Pre-Petition Accruals:
     Reserve Restructuring                             -                 -                         -                   -
     Accrued Payroll & Related Expenses                -                 -                         -                   -
     Accrued Tax & Gov't Accounts                      -                 -                         -                   -
     Accrued Income Taxes                              -                 -                         -                   -
     Deferred Income Tax - Current                     -                 -                         -                   -
     Accrued Warranty                                  -                 -                         -                   -
     Other Accrued Liabilities                         -                 -                         -                   -
     Post-Retirement Medical                           -                 -                         -                   -
     Post-Employment Benefits                          -                 -                         -                   -
     Other Accrued Taxes                               -                 -                         -                   -
                                           -----------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                            -                 -                         -                   -

                                           -----------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                 -                 -                         -                   -
                                           -----------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                           -                 -                         -                   -
     Post-Employment Benefits                          -                 -                         -                   -
     Long-Term Debt                                    -                 -                         -                   -
     Deferred Taxes                                    -                 -                         -                   -
     Other                                             -                 -                         -                   -
                                           -----------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES             -                 -                         -                   -

                                           -----------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                         -                 -                         -                   -
                                           ===================================================================================

[Table Continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY C
Schedule of Pre-petition Liabilities
As of November 3, 2002
(in U.S. $'s)
                                                 Polaroid
                                                  Online
                                              Services, Inc.         Subtotal           US Adjustments

                                           -----------------------------------------------------------------

CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                           -          17,858,030                       -
     Non-Interest Overdrafts                              -                   -                       -
     Current Long-Term Debt                               -         573,900,990                       -
                                           -----------------------------------------------------------------
PRE-PETITION NOTES                                        -         591,759,019                       -

Pre-Petition Payables
     Trade Accounts Payable                               -          59,517,956                       -
     Interco Payables-US to Foreign                       -                   -                       -
     Interco Payables-Foreign to US                       -                   -                       -
     Interco Payables-Domestic Subs                       -                   -                       -
     Interco Payables-Foreign Subs                        -                   -                       -
                                           -----------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                               -          59,517,956                       -

Pre-Petition Accruals:
     Reserve Restructuring                                -          11,452,323                       -
     Accrued Payroll & Related Expenses                   -           8,763,581                       -
     Accrued Tax & Gov't Accounts                         -                   -                       -
     Accrued Income Taxes                                 -             396,027                       -
     Deferred Income Tax - Current                        -                   -                       -
     Accrued Warranty                                     -                   -                       -
     Other Accrued Liabilities                            -          49,024,499                       -
     Post-Retirement Medical                              -                   -                       -
     Post-Employment Benefits                             -                   -                       -
     Other Accrued Taxes                                  -          11,984,603                       -
                                           -----------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                               -          81,621,033                       -

                                           -----------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                    -         732,898,009                       -
                                           -----------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                              -                   -                       -
     Post-Employment Benefits                             -          31,510,165                       -
     Long-Term Debt                                       -                   -                       -
     Deferred Taxes                                       -           1,900,421                       -
     Other                                                -          94,670,253                       -
                                           -----------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                -         128,080,838                       -

                                           -----------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                            -         860,978,847                       -
                                           =================================================================


[Table Continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY C
Schedule of Pre-petition Liabilities
As of November 3, 2002
(in U.S. $'s)


                                                Eliminations           Total

                                          --------------------------------------

CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                           -          17,858,030
     Non-Interest Overdrafts                              -                   -
     Current Long-Term Debt                               -         573,900,990
                                          --------------------------------------
PRE-PETITION NOTES                                        -         591,759,019

Pre-Petition Payables
     Trade Accounts Payable                               -          59,517,956
     Interco Payables-US to Foreign                       -                   -
     Interco Payables-Foreign to US                       -                   -
     Interco Payables-Domestic Subs                       -                   -
     Interco Payables-Foreign Subs                        -                   -
                                          --------------------------------------
TOTAL PRE-PETITION PAYABLES                               -          59,517,956

Pre-Petition Accruals:
     Reserve Restructuring                                -          11,452,323
     Accrued Payroll & Related Expenses                   -           8,763,581
     Accrued Tax & Gov't Accounts                         -                   -
     Accrued Income Taxes                                 -             396,027
     Deferred Income Tax - Current                        -                   -
     Accrued Warranty                                     -                   -
     Other Accrued Liabilities                            -          49,024,499
     Post-Retirement Medical                              -                   -
     Post-Employment Benefits                             -                   -
     Other Accrued Taxes                                  -          11,984,603
                                          --------------------------------------
TOTAL PRE-PETITION ACCRUALS                               -          81,621,033

                                          --------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                    -         732,898,009
                                          --------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                              -                   -
     Post-Employment Benefits                             -          31,510,165
     Long-Term Debt                                       -                   -
     Deferred Taxes                                       -           1,900,421
     Other                                                -          94,670,253
                                          --------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                -         128,080,838

                                          --------------------------------------
TOTAL PRE-PETITION LIABILITIES                            -         860,978,847
                                          ======================================

Polaroid Corporation
Statement of Operations and Taxes
For the period 9/30/02 - 11/03/02
(in U.S.$'s)

Debtor Name:    Polaroid Corporation
Case No:        01-10864





Except for those taxes triggered by the sale transaction on July 31, 2002, for for which funds were either paid or provided for in a tax escrow account, no additional taxes were incurred or paid by Primary PDC, Inc. (formerly Polaroid Corporation) or the other Debtor companies in October 2002.

[The Bank of New York Letterhead]                     Business Banking Statement

                                    Period:          10/01/02 to 10/31/02
                                    Page:            1 of 4
                                    Enclosures:      50
                                                                            5820
                                                                          --9--K
                                            PRIMARY PDC, INC
                                            1265 MAIN ST
                                            WALTHAM, MA  02451-1743
Summary
of Accounts                                                           Credit
           Account Type     Account No.        Assets      Loans      Available



         Checking Account  690-3534891      155,000.00
         Mutual Fund       76001691637      8,255,882.84
--------------------------------------------------------------------------------
         TOTAL             8,410,882.84                    .00      .00
--------------------------------------------------------------------------------

Mutual Fund
Information       MUTUAL FUNDS
                  o   are NOT insured by the FDIC
                  o   are NOT deposits or other obligations of The Bank of
                      New York and are NOT guaranteed by The Bank of New
                      York; and
                  o   are subject to investment risks, including possible
                      loss of principal amount invested.

Check
Invest   Activity                                        Account No. 690-3534891

    Date            Description               Debits            Credits          Balance
--------------------------------------------------------------------------------------------
    10/01         OPENING BALANCE                                                155,000.00
--------------------------------------------------------------------------------------------
    10/02         2 CHECKS                    176,256.29-                         21,256.29-
    10/02         CHECKINVEST TRANSFER                         176,256.29        155,000.00
    10/07         2 CHECKS                     10,406.48-                        144,593.52
    10/07         CHECKINVEST TRANSFER                          10,406.48        155,000.00
    10/08         4 CHECKS                     80,628.97-                         74,371.03
    10/08         CHECKINVEST TRANSFER                          80,628.97        155,000.00
    10/09         6 CHECKS                  1,356,185.22-                      1,201,185.22-
    10/09         CHECKINVEST TRANSFER                       1,356,185.22        155,000.00
    10/10         3 CHECKS                    561,012.65-                        406,012.65-
    10/10         CHECKINVEST TRANSFER                         561,012.65        155,000.00
    10/11         2 CHECKS                    618,353.00-                        463,353.00-
    10/11         CHECKINVEST TRANSFER                         618,353.00        155,000.00
    10/15         2 CHECKS                     16,629.20-                        138,370.80
    10/15         CHECKINVEST TRANSFER                          16,629.20        155,000.00
    10/16         2 CHECKS                      6,500.00-                        148,500.00
    10/16         CHECKINVEST TRANSFER                           6,500.00        155,000.00
    10/17         2 CHECKS                     23,823.15-                        131,176.85
    10/17         CHECKINVEST TRANSFER                          23,823.15        155,000.00
    10/18         6 CHECKS                    533,716.70-                        378,716.70-
    10/18         CHECKINVEST TRANSFER                         533,716.70        155,000.00
    10/21         DEPOSIT                                      300,000.00        455,000.00



                    MONEY MARKET ACCOUNT INTEREST ADVICE
[JPMorganChase Letterhead]                    Please retain this to
                                              facilitate account reconciliation

                                              JPMORGAN CHASE BANK
POLAROID-OEP IMAGING CORPORATION              Capital Markets Fiduciary Services
JPMorgan Chase Bank                           450 WEST 33RD STREET
ITS/SHARON CHUT-KHAN, RM                      NEW YORK  NY  10001
450 West 33RD Street, 15TH FLOOR
New York, New York  10001

                         Account Number      Period Date          Advice Date
                         000507895053    10-01-02 - 10-31-02    NOVEMBER 1, 2002

                           --RATE--                             DAILY INTEREST  CUMULATIVE
    DATE             1 DAY          YEAR             CLOSING BALANCE   EARNED   INTEREST
    01-OCT        0.0036986         1.35%            4,019,600.22      148.67   148.67
    02-OCT        0.0034246         1.25%            4,019,600.22      137.66   286.33
    03-OCT        0.0034520         1.26%            4,019,600.22      138.76   425.09
    04-OCT        0.0033424         1.22%            4,019,600.22      134.35   559.44
    05-OCT        0.0033424         1.22%            4,019,600.22      134.35   693.79

    06-OCT        0.0033424         1.22%            4,019,600.22      134.35   828.15
    07-OCT        0.0033972         1.24%            4,019,600.22      136.56   964.70
    08-OCT        0.0033424         1.22%            4,019,600.22      134.35   1,099.06
    09-OCT        0.0033698         1.23%            4,019,600.22      135.46   1,234.51
    10-OCT        0.0034246         1.25%            4,019,600.22      137.66   1,372.17

    11-OCT        0.0033698         1.23%            4,019,600.22      135.46   1,507.63
    12-OCT        0.0033698         1.23%            4,019,600.22      135.46   1,643.08
    13-OCT        0.0033698         1.23%            4,019,600.22      135.46   1,778.54
    14-OCT        0.0033698         1.23%            4,019,600.22      135.46   1,913.99
    15-OCT        0.0037808         1.38%            4,019,600.22      151.97   2,065.96

    16-OCT        0.0033698         1.23%            4,019,600.22      135.46   2,201.42
    17-OCT        0.0033972         1.24%            4,019,600.22      136.56   2,357.98
    18-OCT        0.0033150         1.21%            4,019,600.22      133.25   2,471.23
    19-OCT        0.0033150         1.21%            4,019,600.22      133.25   2,604.48
    20-OCT        0.0033150         1.21%            4,019,600.22      133.25   2,737.73

    21-OCT        0.0033698         1.23%            4,019,600.22      135.46   2,873.19
    22-OCT        0.0033150         1.21%            4,019,600.22      133.25   3,006.44
    23-OCT        0.0034520         1.26%            4,019,600.22      138.76   3,145.20
    24-OCT        0.0035616         1.30%            4,019,600.22      143.16   3,288.36
    25-OCT        0.0036164         1.32%            4,019,600.22      145.37   3,433.73

    26-OCT        0.0036164         1.32%            4,019,600.22      145.37   3,579.10
    27-OCT        0.0036164         1.32%            4,019,600.22      145.37   3,724.46
    28-OCT        0.0035342         1.29%            4,019,600.22      142.06   3,866.52
    29-OCT        0.0034246         1.25%            4,019,600.22      137.66   4,004.18
    30-OCT        0.0033424         1.22%            4,019,600.22      134.35   4,138.54

    31-OCT        0.0036164         1.32%            4,023,884.12      145.37   4,283.90

             TOTAL INTEREST CREDITED FOR THIS PERIOD:    4,283.90




                                  EXHIBIT B

                                   Exhibit B

                   Monthly Operating Reports Service Parties

Kevin Pond                               William H. Sudell, Jr., Esq.
Polaroid Corporation                     Morris Nichols, Arsht & Tunnell
f/k/a Primary PDC, Inc.                  1201 North Market Street
1265 Main Street                         Wilmington, DE 19899
Waltham, MA 02451                        By Hand-Delivery
By Overnight Courier
                                         Scott D. Cousins, Esq.
Mark Kenney, Esq.                        Scott Salerni, Esq.
Office of the U.S. Trustee               Greenberg Traurig, LLP
844 King Street                          The Brandywine Building
Wilmington, DE  19899                    1000 West Street, Suite 1540
By Hand-Delivery                         Wilmington, DE 19801
                                         By Hand-Delivery
Brendan Linehan Shannon, Esq.
Young Conaway Stargatt & Taylor          Alfred A. Gray, Jr., Esq.
LLP                                      Greenberg Traurig, LLP
The Brandywine Building, 17th            One International Place
Floor                                    Third Floor
1000 West Street                         Boston, MA 02110
P.O. Box 391                             By Overnight Courier
Wilmington, DE 19899
By Hand-Delivery                         Patricia Schrage, Esq.
                                         Securities & Exchange
Fred Hodara, Esq.                        Commission
Philip Dublin, Esq.                      New York Office
Akin, Gump, Strauss, Hauer               Branch/Reorganization
  & Feld, L.L.P.                         233 Broadway
590 Madison Avenue                       New York, NY  10279
New York, NY 10022                       By Overnight Courier
By Overnight Courier

Marshall Huebner, Esq.
Davis, Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
By Overnight Courier

Robert Scheibe, Esq.
Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, NY 10178
By Overnight Courier